BORROWINGS	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
BORROWINGS	Borrowings
Short-term borrowings, or borrowings that mature in less than one year, on the Consolidated Balance Sheets include repurchase agreements utilized for corporate sweep accounts with cash management account agreements in place, federal funds purchased, overnight advances from the FHLB and a short-term line of credit.

The following is a summary of short-term borrowings for the last three years:

	2022		2021		2020
(Dollars in thousands)	Amount	Rate	Amount	Rate	Amount	Rate
At December 31,
Federal funds purchased and securities sold under agreements to repurchase	$0	0.00%	$51,203	0.01%	$166,594	0.05%
FHLB borrowings	1,130,000	4.58%	225,000	0.18%	0	0.00%
Other short-term borrowings	157,156	4.33%	20,000	1.90%	0	0.00%
Total	$1,287,156	4.55%	$296,203	0.27%	$166,594	0.05%

Average for the year
Federal funds purchased and securities sold under agreements to repurchase	$29,526	1.42%	$160,967	0.07%	$149,036	0.26%
FHLB borrowings	672,928	2.37%	43,371	0.20%	441,867	1.37%
Other short-term borrowings	115,041	2.38%	165	1.92%	0	0.00%
Total	$817,495	2.34%	$204,503	0.10%	$590,903	1.09%

All repurchase agreements are subject to terms and conditions agreed to by the Bank and the client. To secure its liability to the client, the Bank is authorized to sell or repurchase U.S. Treasury, government agency and mortgage-backed securities. As of December 31, 2022, the Bank had no securities sold under agreements to repurchase. As of December 31, 2021 the Bank had $51.3 million of securities sold under agreements to repurchase.

First Financial had outstanding FHLB advances included in short-term borrowings of $1.1 billion as of December 31, 2022 and $225.0 million outstanding short-term FHLB advances as of December 31, 2021. Additionally, at December 31, 2022, other short-term borrowings included $157.2 million of collateral owed by counterparty banks to First Financial.

First Financial also has a $40.0 million short-term credit facility with an unaffiliated bank that matures in December, 2023, which is included in short-term borrowings. This facility has a variable interest rate and provides First Financial additional liquidity, if needed, for various corporate activities including the repurchase of First Financial common stock and the payment of dividends to shareholders. As of December 31, 2022, First Financial had no outstanding balance and as of December 31, 2021, First Financial had an outstanding balance of $20.0 million. The credit agreement requires First Financial to comply with certain covenants including those related to asset quality and capital levels, and First Financial was in compliance with all covenants associated with this facility as of December 31, 2022. This credit facility also required First Financial to pledge as collateral the Bank's common stock where the lender is granted a security interest in this collateral.
The following is a summary of First Financial's long-term debt:

	2022		2021
(Dollars in thousands)	Amount	Average Rate	Amount	Average Rate
Subordinated debt	$313,705	5.48%	$313,248	4.86%
Unamortized debt issuance costs	(1,998)	n/a	(2,384)	n/a
Capital lease liability	1,698	3.82%	1,781	3.81%
Capital loan with municipality	775	0.00%	775	0.00%
Subtotal	314,180	5.50%	313,420	4.88%

Acquired in Summit acquisition
Bank lines of credit	0	0.00%	23,030	2.77%
Notes issued in conjunction with acquisition of property and equipment	32,492	4.44%	73,382	4.09%
Total notes payable acquired in Summit acquisition	32,492	4.44%	96,412	3.77%
Total long-term debt	$346,672	5.40%	$409,832	4.62%

As of December 31, 2022, First Financial's long-term debt matures as follows:

(Dollars in thousands)	Long-term debt
2023	$6,898
2024	12,408
2025	4,169
2026	6,201
2027	2,173
Thereafter	314,823
Total	$346,672

In April 2020, First Financial issued $150.0 million of fixed to floating rate subordinated notes. The subordinated notes have an initial fixed interest rate of 5.25% to, but excluding, May 15, 2025, payable semi-annually in arrears. From, and including, May 15, 2025, the interest rate on the subordinated notes will reset quarterly to a floating rate per annum equal to a benchmark rate, which is expected to be the then-current three-month term SOFR, plus 509 basis points, payable quarterly in arrears. The subordinated notes mature on May 15, 2030. These notes are redeemable by the Company in whole or in part beginning with the interest payment date of May 15, 2025.

In 2015, First Financial issued $120.0 million of subordinated notes, which have a fixed interest rate of 5.13% payable semiannually and mature in August 2025. These notes are not redeemable by the Company or callable by the holders of the notes prior to maturity. In addition, First Financial acquired $49.5 million of variable rate subordinated notes in the MSFG merger that were issued to previously formed trusts in exchange for the trust proceeds. Interest on the acquired subordinated notes is payable quarterly, in arrears, and the Company has the option to defer interest payments for a period not to exceed 20 consecutive quarters. These acquired subordinated notes mature 30 years after the date of original issuance and may be called at par following the 5 year anniversary of issuance. First Financial also acquired $8.4 million of 6.00% fixed rate private placement subordinated debt in conjunction with the MSFG merger that was issued in 2015 and matured in 2025. These notes were redeemable by the Company at par following the 5 year anniversary of issuance. These subordinated notes were redeemed by the Company in the first quarter of 2021. The subordinated notes are treated as Tier 2 capital for regulatory capital purposes and are included in Long-term debt on the Consolidated Balance Sheets.

Additionally, in conjunction with the acquisition of Summit, First Financial assumed $96.4 million in outstanding long-term borrowings at December 31, 2021. These outstanding long-term borrowings consisted of $23.0 million of lines of credit with other banks utilized to operate the business and carried an average interest rate of 2.77%. These lines of credit were paid off in January 2022. Acquired long-term borrowings also included $32.5 million and $73.4 million of term notes, both with and without recourse, with an average interest rate of 4.44% and 4.09% at December 31, 2022 and 2021, respectively. These term notes were used to finance Summit's equity investment in the purchase of equipment to be leased to customers.
FHLB advances, both short-term and long-term, must be collateralized with qualifying assets, typically certain commercial and residential real estate loans, as well as certain government and agency securities. For ease of borrowing execution, First Financial utilizes a blanket collateral agreement with the FHLB, and at December 31, 2022, had collateral pledged with a book value of $6.0 billion.